EGA EMERGING GLOBAL SHARES TRUST

Supplement dated October 9, 2015 to the Statement of Additional Information dated July 29, 2015 for each of the following series of EGA Emerging Global Shares Trust (the “Trust”):

Fund	Ticker
EGShares Beyond BRICs ETF	BBRC
EGShares Blue Chip ETF	BCHP
EGShares Brazil Infrastructure ETF	BRXX
EGShares EM Quality Dividend ETF	HILO
EGShares Emerging Markets Consumer ETF	ECON
EGShares Emerging Markets Core ETF	EMCR
EGShares Emerging Markets Domestic Demand ETF	EMDD
EGShares India Consumer ETF	INCO
EGShares India Infrastructure ETF	INXX
EGShares India Small Cap ETF	SCIN

I.	The following information is added to the end of the section entitled “INVESTMENT STRATEGIES AND RISKS”:

Cybersecurity Risk

The Funds, like all companies, may be susceptible to operational and information security risks, or risks of catastrophic systems failures by critical service providers. Cybersecurity or critical systems failures or breaches of the Funds, their service providers, index providers, Authorized Participants or the issuers of securities in which the Funds invest, have the ability to cause disruptions, impact business operations and impede trading, potentially resulting in financial losses, the inability of Authorized Participants to process transactions, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

II.	Effective October 9, 2015, the following information replaces in its entirety the table appearing under the heading “MANAGEMENT OF THE TRUST – Officers”:

Name and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Marten S. Hoekstra Emerging Global Advisors, LLC 155 West 19th Street New York, NY 10011 Age: 54	Executive Vice President	Since 2011	Chief Executive Officer, Emerging Global Advisors, LLC, since February 2011; Board of Directors, Securities Industry and Financial Markets Association, 2006 to 2011; UBS (and its predecessor, PaineWebber), 1983 to 2009 (including various executive positions starting in 2001).

Susan M. Ciccarone Emerging Global Advisors, LLC 155 West 19th Street New York, NY 10011 Age: 42	Treasurer, Principal Financial Officer and Assistant Secretary	Since 2013	Chief Financial Officer, Emerging Global Advisors, LLC, since August 2012; Managing Director, Goldman Sachs & Co. 2009 to 2012; UBS Investment Bank, 2002 to 2009.

Maya Teufel Emerging Global Advisors, LLC 155 West 19th Street New York, NY 10011 Age: 43	Chief Compliance Officer	Since October 2015	General Counsel and Chief Compliance Officer, Emerging Global Advisors, LLC, since November 2013; Vice President, Corporate Counsel, Jennison Associates LLC (Prudential Financial, Inc.), 2005 to November 2013.

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(1)	Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.